UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2018

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33494 (Commission File Number)	20-2699372 (IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices) (Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

KapStone Paper and Packaging Corporation (“KapStone” or the “Company”) is filing this Current Report on Form 8-K to recast financial statements and other financial information previously included in its Annual Report on Form 10-K (the “2017 Form 10-K”) for the year ended December 31, 2017, filed with the Securities and Exchange Commission on February 23, 2018.

In March, 2017, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) No. 2017-07, “Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” This ASU applies to all employers that offer to their employees defined benefit pension plans, other postretirement benefit plans, or other types of benefits accounted for under Topic 715, Compensation—Retirement Benefits. The ASU requires that an employer report the service cost component of net benefit cost in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. If a separate line item or items are used to present the other components of net benefit cost, that line item or items must be appropriately described. If a separate line item or items are not used, the line item or items used in the income statement to present the other components of net benefit cost must be disclosed. The ASU also allows only the service cost component to be eligible for capitalization when applicable (e.g., as a cost of internally manufactured inventory or a self-constructed asset).

As previously reported in KapStone’s Quarterly Report on Form 10-Q for the period ended March 31, 2018, the Company adopted ASU 2017-07 on January 1, 2018, applying the allowable practical expedient by using the amounts disclosed in the pension and other postretirement benefit plan footnote for the prior comparative periods as the estimation basis for applying the retrospective presentation requirements to the periods presented. Although ASU No. 2017-07 requires that the Company apply these retroactive adjustments to annual disclosures the next time it files its prior year financial statements, the Company determined to voluntarily file this Current Report on Form 8-K to reflect the adjustments to such prior year financial information at this time.

ASU 2017-07 impacted the operating income subtotal presented on the Consolidated Statements of Comprehensive Income for the years ended December 31, 2017, 2016 and 2015, as well as items within the 2017 Form 10-K referencing operating income. Adoption of the ASU did not impact net the Company’s income, earnings per share, the Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Changes in Stockholders’ Equity for the periods presented.  Accordingly, the Company is filing this Current Report on Form 8-K to recast impacted areas within the following items of the 2017 Form 10-K:

•                  Item 6 — Selected Financial Data

•                  Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•                  Item 8 — Financial Statements and Supplementary Data

Except as included in this filing with respect to ASU 2017-07, KapStone has not updated or enhanced any other disclosures presented in its 2017 Form 10-K. All other information is presented as of the original filing date and has not been updated in this Current Report on Form 8-K. Without limitation of the foregoing, this Current Report on Form 8-K does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2017 Form 10-K with respect to any uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is included in KapStone’s other filings with the Securities and Exchange Commission including the Form 10-Q filed April 18, 2018 and the Form 8-K filed April 16, 2018 including the Company’s receipt of a “second request” from the Department of Justice and the anticipated timing of the proposed acquisition of the Company by WestRock which is expected to close by the end of the quarter ending September 30, 2018 or the following quarter, subject to stockholder approval and customary closing conditions. This Form 8-K should be read in conjunction with the 2017 Form 10-K and the Company’s other filings. Other filings may contain important information regarding uncertainties, trends, risks, events, transactions, developments and updates to certain expectations of the Company that may have been reported since the filing of the 2017 Form 10-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements subject to certain risks and uncertainties.  Forward-looking statements include statements about our expectations regarding our future operating and performance results, earnings, expenditures and financial condition and liquidity. These statements are often identified by the words “will,” “should,” “anticipate,” “believe,” “expect,” “intend,” “estimate,” “hope,” or similar expressions. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties. There are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. These factors, risks and uncertainties include, but are not limited to, those described in Part I Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in our other Securities and Exchange Commission filings, as well as various factors related to the proposed acquisition of KapStone by WestRock, including but not limited to: the ability of KapStone and WestRock to receive the required regulatory approvals for the proposed acquisition (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed acquisition), to receive approval of KapStone’s stockholders and to satisfy the other conditions to the closing of the proposed acquisition on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement related to such proposed acquisition; negative effects of the announcement or the consummation of the proposed acquisition on the market price of WestRock’s or KapStone’s common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the shares of common stock that may be issued in the proposed acquisition, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed acquisition cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed acquisition; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of KapStone’s operations with those of WestRock will be greater than expected; the outcome of legally required consultation with employees or other employee representatives; and the ability of KapStone and the combined company to retain and hire key personnel. There can be no assurance that the proposed acquisition or any other transaction described above will in fact be consummated in the manner described or at all.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits: In accordance with the provisions of Item 601 of Regulation S-K, the following Exhibits are filed as part of this report:

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Item 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Extension Presentation Linkbase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ ANDREA K. TARBOX
	Name:	Andrea K. Tarbox
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)